John Hancock
                                                               Declaration Funds

                                                                      Prospectus


                                                                November 1, 2000


--------------------------------------------------------------------------------

                                                                          Equity

                                                           V.A. Core Equity Fund
                                                        V.A. Relative Value Fund
                                            (formerly V.A. Large Cap Value Fund)
                                                   V.A. Sovereign Investors Fund

                                                                          Sector

                                                  V.A. Financial Industries Fund
                                                            V.A. Technology Fund

                                                                          Income

                                                                  V.A. Bond Fund
                                                          V.A. Money Market Fund
                                                      V.A. Strategic Income Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                          [LOGO] John Hancock(R)
                                                          ----------------------
                                                            JOHN HANCOCK FUNDS

Contents

--------------------------------------------------------------------------------

General information about       Overview                                       3
the Declaration funds.

A fund-by-fund summary          Equity
of goals, strategies, risks,
performance and financial           V.A. Core Equity Fund                      4
highlights.                         V.A. Relative Value Fund                   6
                                    V.A. Sovereign Investors Fund              8

                                Sector

                                    V.A. Financial Industries Fund            10
                                    V.A. Technology Fund                      12

                                Income

                                    V.A. Bond Fund                            14
                                    V.A. Money Market Fund                    16
                                    V.A. Strategic Income Fund                18

Transaction policies and        Account information
other information affecting
your fund investment.           Buying and selling fund shares                20
                                Valuing fund shares                           20
                                Fund expenses                                 20
                                Dividends and taxes                           20

Further information on the      Fund details
Declaration funds.
                                Business structure                            21

                                For more information                  back cover

Overview

--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Financial highlights A table showing the fund's financial performance for up to five years.

JOHN HANCOCK DECLARATION FUNDS

These funds offer investment choices for the variable annuity and variable life insurance contracts of certain insurance companies. You should read this prospectus together with the attached prospectus of the insurance product you are considering.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock Declaration funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

V.A. Core Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund normally invests at least 65% of assets in a diversified portfolio of equities which are primarily large-capitalization stocks. The portfolio's risk profile is similar to that of the Standard & Poor's 500 Stock Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the Standard & Poor's 500 Stock Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Standard & Poor's 500 Stock Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in dollar-denominated foreign securities and make limited use of certain derivatives (investments whose value is based on indices or securities).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

SUBADVISER

Independence Investment
Associates, Inc.
---------------------------------------
Team responsible for day-to-day
investment management

A subsidiary of John Hancock
Financial Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                           1997    1998    1999

                                                          30.68%  28.42%  13.89%

2000 total return as of March 31: 2.34%
Best quarter: Q4 '98, 23.16%
Worst quarter: Q3 '98, -13.01%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                            Fund         Index
 1 year                                                     13.89%       21.03%
 Life of fund - began 8/29/96                               25.52%       28.79%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                   12/96(1)       12/97       12/98       12/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                           $10.00         $11.11      $14.11      $17.74
Net investment income (loss)(2)                                                  0.06           0.16        0.10        0.09
Net realized and unrealized gain (loss) on investments                           1.12           3.23        3.90        2.36
Total from investment operations                                                 1.18           3.39        4.00        2.45
Less distributions:
  Dividends from net investment income                                          (0.06)         (0.14)      (0.10)      (0.09)
  Distributions in excess of net investment income                                 --             --          --       (0.00)(3)
  Distributions from net realized gain on investments sold                      (0.01)         (0.25)      (0.27)      (0.40)
  Total distributions                                                           (0.07)         (0.39)      (0.37)      (0.49)
Net asset value, end of period                                                 $11.11         $14.11      $17.74      $19.70
Total investment return at net asset value(4) (%)                               11.78(5)       30.68       28.42       13.89
Total adjusted investment return at net asset value(4,6) (%)                    10.66(5)       30.04          --          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    1,149          8,719      26,691      44,991
Ratio of expenses to average net assets (%)                                      0.95(7)        0.95        0.95        0.83
Ratio of adjusted expenses to average net assets(8) (%)                          4.23(7)        1.59          --          --
Ratio of net investment income (loss) to average net assets (%)                  1.60(7)        1.24        0.65        0.47
Ratio of adjusted net investment income (loss) to average net assets(8) (%)     (1.68)(7)       0.60          --          --
Portfolio turnover rate (%)                                                        24             53          55          77
Fee reduction per share(2) ($)                                                   0.12           0.08          --          --

(1)   Began operations on August 29, 1996.

(2)   Based on the average of the shares outstanding at the end of each month.

(3)   Less than $0.01 per share.

(4)   Assumes dividend reinvestment.

(5)   Not annualized.

(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(7)   Annualized.

(8)   Unreimbursed, without fee reduction.

V.A. Relative Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. To pursue this goal, the fund invests in a diversified portfolio of stocks, bonds and money market securities. Although the fund may concentrate in any of these asset classes, under normal circumstances it invests primarily in stocks.

In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic and "franchise" values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The fund manages risk by typically holding between 50 and 150 large companies that are diversified across industry sectors. The management team also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

In selecting bonds of any maturity, the manager looks for the most favorable risk/return ratios. The fund may invest up to 15% of net assets in junk bonds rated as low as CC/Ca and their unrated equivalents.

The fund may invest up to 25% of assets in foreign securities (35% during adverse U.S. market conditions). The fund may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


Timothy E. Quinlisk, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1998
Began business career in 1985

R. Scott Mayo, CFA
---------------------------------------
Second vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Began business career in 1993


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                                   1998    1999

                                                                  21.39%  56.65%

2000 total return as of March 31: 7.29%
Best quarter: Q4 `99, 43.25%
Worst quarter: Q3 `98, -16.61%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                            Fund         Index
 1 year                                                     56.65%       21.03%
 Life of fund - began 1/6/98                                38.26%       24.54%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock and bond market movements. The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================
FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by Ernst & Young LLP.

-----------------------------------------------------------------------------------------------------------
Period ended:                                                                   12/98(1)            12/99
-----------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                              $10.00           $12.03
Net investment income (loss)(2)                                                     0.11             0.10
Net realized and unrealized gain (loss) on investments,
  financial futures contracts and foreign currency transactions                     2.02             6.65
Total from investment operations                                                    2.13             6.75
Less distributions:
  Dividends from net investment income                                             (0.10)           (0.10)
  Distributions from net realized gain on investments sold,
    financial futures contracts and foreign currency transactions                     --            (0.65)
  Total distributions                                                              (0.10)           (0.75)
Net asset value, end of period                                                    $12.03           $18.03
Total investment return at net asset value(3) (%)                                  21.39(4)         56.65
Total adjusted investment return at net asset value(3,5) (%)                       21.21(4)            --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                      17,368           38,766
Ratio of expenses to average net assets (%)                                         0.85(6)          0.77
Ratio of adjusted expenses to average net assets(7) (%)                             1.03(6)            --
Ratio of net investment income (loss) to average net assets (%)                     1.17(6)          0.66
Ratio of adjusted net investment income (loss) to average net assets(7) (%)         0.99(6)            --
Portfolio turnover rate (%)                                                          242              166
Fee reduction per share(2) ($)                                                      0.02               --

(1)   Began operations on January 6, 1998.

(2)   Based on the average of the shares outstanding at the end of each month.

(3)   Assumes dividend reinvestment.

(4)   Not annualized.

(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(6)   Annualized.

(7)   Unreimbursed, without fee reduction.

V.A. Sovereign Investors Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue these goals, the fund normally invests at least 80% of its stock investments in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Stock Index. On March 31, 2000, that range was $316 million to $553.02 billion.


At least 65% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. The managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industry-wide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium market capitalizations.


The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indices).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


John F. Snyder III
---------------------------------------
Executive vice president of adviser
Joined fund team in 1996
Joined adviser in 1991
Began business career in 1971

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1986
Began business career in 1986

Peter M. Schofield, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1996
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                           1997    1998    1999

                                                          28.43%  16.88%   3.84%

2000 total return as of March 31: -5.06%
Best quarter: Q4 `98, 15.75%
Worst quarter: Q3 `99, -7.43%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                            Fund         Index
 1 year                                                     3.84%        21.03%
 Life of fund - began 8/29/96                               16.97%       28.79%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock and bond market movements.


The fund's management strategy will influence performance significantly. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.


To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securites and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                    12/96(1)       12/97        12/98        12/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                            $10.00         $10.74       $13.59       $15.61
Net investment income (loss)(2)                                                   0.07           0.22         0.27         0.24
Net realized and unrealized gain (loss) on investments                            0.76           2.82         2.00         0.35
Total from investment operations                                                  0.83           3.04         2.27         0.59
Less distributions:
  Dividends from net investment income                                           (0.07)         (0.18)       (0.25)       (0.24)
  Distributions in excess of net investment income                                  --             --           --        (0.00)(3)
  Distributions from net realized gain on investments sold                       (0.02)         (0.01)          --           --
  Tax return of capital                                                             --             --           --        (0.00)(3)
  Total distributions                                                            (0.09)         (0.19)       (0.25)       (0.24)
Net asset value, end of period                                                  $10.74         $13.59       $15.61       $15.96
Total investment return at net asset value(4) (%)                                 8.30(5)       28.43        16.88         3.84
Total adjusted investment return at net asset value(4,6) (%)                      7.30(5)       28.12           --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                     1,111         12,187       34,170       50,254
Ratio of expenses to average net assets (%)                                       0.85(7)        0.85         0.74         0.70
Ratio of adjusted expenses to average net assets(8) (%)                           3.78(7)        1.16           --           --
Ratio of net investment income (loss) to average net assets (%)                   1.90(7)        1.81         1.88         1.57
Ratio of adjusted net investment income (loss) to average net assets(8) (%)      (1.03)(7)       1.50           --           --
Portfolio turnover rate (%)                                                         17             11           19           26
Fee reduction per share(2) ($)                                                    0.11           0.04           --           --

(1)   Began operations on August 29, 1996.

(2)   Based on the average of the shares outstanding at the end of each month.

(3)   Less than $0.01 per share.

(4)   Assumes dividend reinvestment.

(5)   Not annualized.

(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(7)   Annualized.

(8)   Unreimbursed, without fee reduction.

V.A. Financial Industries Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. At least 25% of assets will be in the banking industry.

In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents). It may also invest up to 15% of assets in investment-grade short-term securities.

The fund may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest up to 80% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS


James K. Schmidt, CFA
---------------------------------------
Executive vice president of adviser
Joined fund team in 1997
Joined adviser in 1985
Began business career in 1979

Thomas M. Finucane
---------------------------------------
Vice president of adviser
Joined fund team in 1997
Joined adviser in 1990
Began business career in 1990

Thomas C. Goggins
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1981


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                                   1998    1999

                                                                   8.55%   1.23%

2000 total return as of March 31: 5.05%
Best quarter: Q4 `98, 16.08%
Worst quarter: Q3 `98, -16.76%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                            Fund         Index
 1 year                                                     1.23%        21.03%
 Life of fund - began 4/30/97                               15.95%       27.76%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors. For instance, when interest rates fall or economic conditions deteriorate, the stocks of banks and financial services companies could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates.

Stocks of financial services companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by Ernst & Young LLP.

-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                             12/97(1)       12/98          12/99
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                     $10.00         $13.44         $14.45
Net investment income (loss)(2)                                                            0.11           0.18           0.11
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                            3.39           0.97           0.06
Total from investment operations                                                           3.50           1.15           0.17
Less distributions:
  Dividends from net investment income                                                    (0.05)         (0.14)         (0.10)
  Distributions from net realized gain on investments sold and
    foreign currency transactions                                                         (0.01)         (0.00)(3)      (0.05)
  Tax return of capital                                                                      --             --          (0.01)
  Total distributions                                                                     (0.06)         (0.14)         (0.16)
Net asset value, end of period                                                           $13.44         $14.45         $14.46
Total investment return at net asset value(4) (%)                                         35.05(5)        8.55           1.23
Total adjusted investment return at net asset value(4,6) (%)                              34.71(5)          --             --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                             18,465         54,569         49,312
Ratio of expenses to average net assets (%)                                                1.05(7)        0.92           0.90
Ratio of adjusted expenses to average net assets(8) (%)                                    1.39(7)          --             --
Ratio of net investment income (loss) to average net assets (%)                            1.32(7)        1.25           0.77
Ratio of adjusted net investment income (loss) to average net assets(8) (%)                0.98(7)          --             --
Portfolio turnover rate (%)                                                                  11             38             72
Fee reduction per share(2) ($)                                                             0.03             --             --

(1)   Began operations on April 30, 1997.

(2)   Based on the average of the shares outstanding at the end of each month.

(3)   Less than $0.01 per share.

(4)   Assumes dividend reinvestment.

(5)   Not annualized.

(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(7)   Annualized.

(8)   Unreimbursed, without fee reduction.

V.A. Technology Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 65% of assets in U.S. and foreign companies that rely extensively on technology in their product development or operations. These companies are typically in fields such as: computer software, hardware and Internet services; telecommunications; electronics; data management and storage; and biotechnology.


In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation. The managers invest in companies of any size whose stocks appear to be trading below their true value, as determined by fundamental financial analysis of their business models and balance sheets as well as interviews with senior management. The fund focuses on companies that are undergoing a business change that appears to signal accelerated growth or higher earnings.


The fund may invest up to 10% of net assets in debt securities of any maturity, including bonds rated as low as CC/Ca and their unrated equivalents. (Bonds rated below BBB/Baa are considered junk bonds.)


It may also invest in certain higher-risk securities, including securities that are not publicly offered or traded, called restricted securities.

The fund may use certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

SUBADVISER

American Fund Advisors, Inc.
---------------------------------------
Responsible for day-to-day
investments

Founded in 1978

Supervised by the adviser

PORTFOLIO MANAGERS


Barry J. Gordon
---------------------------------------
President of subadviser
Joined fund team in 2000
Began business career in 1971

Marc H. Klee, CFA
---------------------------------------
Senior vice president of subadviser
Joined fund team in 2000
Began business career in 1977

Alan Loewenstein
---------------------------------------
Vice president of subadviser
Joined fund team in 2000
Began business career in 1979


PAST PERFORMANCE

[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund is less than a year old, there is not a full year of performance to report.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements. The fund's management strategy has a significant influence on fund performance. The value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.


Technology companies face special risks, and could be hurt by factors such as market saturation, price competition and competing technologies. In addition, their products may become obsolete quickly. Many technology companies are smaller companies that may have limited product lines and financial and managerial resources, making them vulnerable to isolated business setbacks.


Stocks of technology companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This section normally details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year. Because this is a new fund, there are no financial highlights to report.

V.A. Bond Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests at least 65% of assets in a diversified portfolio of debt securities. These include corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in junk bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all different quality levels and maturities from many different issuers, potentially including foreign governments and corporations.

The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may use certain derivatives (investments whose value is based on indices, securities or currencies), especially in managing its exposure to interest rate risk, although it does not intend to use them extensively.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS


James K. Ho, CFA
---------------------------------------
Executive vice president of adviser
Joined fund team in 1996
Joined adviser in 1985
Began business career in 1977

Benjamin Matthews
---------------------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1970


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                           1997    1998    1999

                                                           9.30%   9.41%  -0.51%

2000 total return as of March 31: 2.60%
Best quarter: Q3 `98, 4.76%
Worst quarter: Q1 `97, -0.96%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                            Fund         Index
 1 year                                                     -0.51%       -5.78%
 Life of fund - began 8/29/96                                6.72%        6.67%

Index: Lehman Brothers Corporate Bond Index, an unmanaged index of corporate bonds and Yankee bonds.

MAIN RISKS

[Clip Art] The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                   12/96(1)       12/97       12/98       12/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                           $10.00         $10.19      $10.36      $10.51
Net investment income (loss)(2)                                                  0.23           0.68        0.63        0.64
Net realized and unrealized gain (loss) on investments                           0.21           0.24        0.32       (0.70)
Total from investment operations                                                 0.44           0.92        0.95       (0.06)
Less distributions:
  Dividends from net investment income                                          (0.23)         (0.68)      (0.63)      (0.64)
  Distributions from net realized gain on investments sold                      (0.02)         (0.07)      (0.17)         --
  Total distributions                                                           (0.25)         (0.75)      (0.80)      (0.64)
Net asset value, end of period                                                 $10.19         $10.36      $10.51       $9.81
Total investment return at net asset value(3) (%)                                4.42(4)        9.30        9.41       (0.51)
Total adjusted investment return at net asset value(3,5) (%)                     3.25(4)        7.52        8.82       (0.77)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    1,056          3,682      10,669      12,531
Ratio of expenses to average net assets (%)                                      0.75(6)        0.75        0.75        0.75
Ratio of adjusted expenses to average net assets(7) (%)                          4.15(6)        2.53        1.34        1.01
Ratio of net investment income (loss) to average net assets (%)                  6.69(6)        6.57        5.93        6.39
Ratio of adjusted net investment income (loss) to average net assets(7) (%)      3.29(6)        4.79        5.34        6.13
Portfolio turnover rate (%)                                                        45            193         367         307
Fee reduction per share(2) ($)                                                   0.12           0.18        0.06        0.03

(1)   Began operations on August 29, 1996.

(2)   Based on the average of the shares outstanding at the end of each month.

(3)   Assumes dividend reinvestment.

(4)   Not annualized.

(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(6)   Annualized.

(7)   Unreimbursed, without fee reduction.

V.A. Money Market Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks the maximum current income that is consistent with maintaining liquidity and preserving capital. The fund intends to maintain a stable $1 share price.

The fund invests only in dollar-denominated securities rated within the two highest short-term credit categories and their unrated equivalents. These securities may be issued by:

o     U.S. and foreign companies

o     U.S. and foreign banks

o     U.S. and foreign governments

o     U.S. agencies, states and municipalities

o International organizations such as the World Bank and the International Monetary Fund

The fund may also invest in repurchase agreements based on these securities.

The fund maintains an average dollar-weighted maturity of 90 days or less, and does not invest in securities with remaining maturities of more than 13 months.

In managing the portfolio, the management team searches aggressively for the best values on securities that meet the fund's credit and maturity requirements. The team tends to favor corporate securities and looks for relative yield advantages between, for example, a company's secured and unsecured short-term debt obligations.

================================================================================

PORTFOLIO MANAGERS

Team of money market research
analysts and portfolio managers

YIELD INFORMATION

For the fund's 7-day effective
yield, call 1-800-824-0335

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time. This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                           1997    1998    1999

                                                           4.88%   4.87%   4.58%

2000 total return as of March 31: 1.30%
Best quarter: Q1 `98, 1.25%
Worst quarter: Q1 `99, 1.06%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                                         Fund
 1 year                                                                  4.58%
 Life of fund - began 8/29/96                                            4.72%

MAIN RISKS

[Clip Art] The value of your investment will be most affected by short-term interest rates. If interest rates rise sharply, the fund could underperform its peers or lose money.

An issuer of securities held by the fund could default or have its credit rating downgraded.

Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by Ernst & Young LLP.

-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                 12/96(1)          12/97          12/98       12/99
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                             $1.00          $1.00          $1.00       $1.00
Net investment income (loss)(2)                                                   0.02           0.05           0.05        0.05
Less distributions:
  Dividends from net investment income                                           (0.02)         (0.05)         (0.05)      (0.05)
Net asset value, end of period                                                   $1.00          $1.00          $1.00       $1.00
Total investment return at net asset value(3) (%)                                 1.61(4)        4.88           4.87        4.58
Total adjusted investment return at net asset value(3,5) (%)                     (7.55)(4)       4.36             --          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                       207          8,377         16,519      32,952
Ratio of expenses to average net assets (%)                                       0.75(6)        0.75           0.74        0.66
Ratio of adjusted expenses to average net assets(7) (%)                          27.48(6)        1.27             --          --
Ratio of net investment income (loss) to average net assets (%)                   4.68(6)        4.86           4.70        4.55
Ratio of adjusted net investment income (loss) to average net assets(7) (%)     (22.05)(6)       4.34             --          --
Fee reduction per share(2) ($)                                                    0.08           0.00(8)          --          --

(1)   Began operations on August 29, 1996.

(2)   Based on the average of the shares outstanding at the end of each month.

(3)   Assumes dividend reinvestment.

(4)   Not annualized.

(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(6)   Annualized.

(7)   Unreimbursed, without fee reduction.

(8)   Less than $0.01 per share.

V.A. Strategic Income Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following categories of securities:

o foreign government and corporate debt securities from developed and emerging markets

o     U.S. government and agency securities

o     U.S. junk bonds

In managing the portfolio, the managers allocate assets among the three major categories based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the managers may invest up to 100% of assets in any one category.

Within each category, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range. There is no limit on the fund's average maturity.

The fund may also invest in preferred stock and other types of debt securities.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indices, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS

Frederick L. Cavanaugh, Jr.
---------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1986
Began business career in 1975

Arthur N. Calavritinos, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1988
Began business career in 1986

Janet L. Clay, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1990

Daniel S. Janis
---------------------------------------
Second vice president of adviser
Joined fund team in 1999
Joined adviser in 1999
Began business career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                           1997    1998    1999

                                                          11.77%   4.92%   4.82%

2000 total return as of March 31: 0.59%
Best quarter: Q2 `97, 6.28%
Worst quarter: Q3 `98, -2.79%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                            Fund         Index
 1 year                                                     4.82%        -2.15%
 Life of fund - began 8/29/96                               8.39%         6.49%

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

MAIN RISKS

[Clip Art] The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.

o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o Stock investments may go down in value due to stock market movements or negative company or industry events.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by Ernst & Young LLP.

----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                   12/96(1)       12/97       12/98       12/99
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                           $10.00         $10.30      $10.47      $10.10
Net investment income (loss)(2)                                                  0.27           0.91        0.85        0.80
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                  0.36           0.26       (0.35)      (0.33)
Total from investment operations                                                 0.63           1.17        0.50        0.47
Less distributions:
  Dividends from net investment income                                          (0.27)         (0.91)      (0.85)      (0.80)
  Distributions from net realized gain on investments sold,
    financial futures contracts and foreign currency transactions               (0.06)         (0.09)      (0.02)         --
  Total distributions                                                           (0.33)         (1.00)      (0.87)      (0.80)
Net asset value, end of period                                                 $10.30         $10.47      $10.10       $9.77
Total investment return at net asset value(3) (%)                                6.45(4)       11.77        4.92        4.82
Total adjusted investment return at net asset value(3,5) (%)                     5.96(4)       11.25        4.84        4.80
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    2,131          5,540      15,019      22,282
Ratio of expenses to average net assets (%)                                      0.85(6)        0.85        0.85        0.85
Ratio of adjusted expenses to average net assets(7) (%)                          2.28(6)        1.37        0.93        0.87
Ratio of net investment income (loss) to average net assets (%)                  7.89(6)        8.77        8.19        8.06
Ratio of adjusted net investment income (loss) to average net assets(7) (%)      6.46(6)        8.25        8.11        8.04
Portfolio turnover rate (%)                                                        73            110          92          53(8)
Fee reduction per share(2) ($)                                                   0.05           0.05        0.01        0.00(9)

(1)   Began operations on August 29, 1996.

(2)   Based on the average of the shares outstanding at the end of each month.

(3)   Assumes dividend reinvestment.

(4)   Not annualized.

(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(6)   Annualized.

(7)   Unreimbursed, without fee reduction.

(8)   Porfolio turnover rate excludes merger activity.

(9)   Less than $0.01 per share.

Account information

--------------------------------------------------------------------------------
BUYING AND SELLING FUND SHARES

When you invest in a Declaration fund through a variable contract, your premium payments are used to buy units of an insurance company separate account that then buys shares of the fund. The shares are purchased at net asset value (NAV) and are generally credited to the separate account immediately after the fund accepts payment from the insurance company. In unusual circumstances or to protect shareholders, a fund may refuse a purchase order, especially when the adviser believes the order might be large enough to disrupt the fund's management. A fund may also temporarily suspend the offering of its shares.

Shares are sold at the next NAV to be determined after the fund accepts the sell request. The sales proceeds are normally forwarded by bank wire to the insurance company on the next business day. In unusual circumstances, the fund may temporarily suspend the processing of sell requests. It may also postpone the payment of sales proceeds for up to seven days or longer, as allowed by federal securities laws.

--------------------------------------------------------------------------------
VALUING FUND SHARES

The NAV for each fund is determined each business day at the close of business on the New York Stock Exchange (typically 4:00 P.M. Eastern Time). The Exchange is typically open Monday through Friday.

Except for V.A. Money Market Fund, which values its securities at amortized cost, securities in a fund's portfolio are generally valued on the basis of market quotations and valuations provided by independent pricing services. The funds may also value securities at fair value, especially if market quotations are not readily available or if the securities' value has been materially affected by events following the close of a foreign market. Fair value is determined according to procedures approved by the funds' board of trustees. If a fund uses this method, the securities' prices may be higher or lower than the same securities held by another fund using market quotations.

--------------------------------------------------------------------------------
FUND EXPENSES

Management fees The management fees paid to the investment adviser by the John Hancock Declaration funds last year are as follows:

--------------------------------------------------------------------------------
 Equity Funds                            % of net assets
--------------------------------------------------------------------------------
 V.A. Core Equity Fund                   0.70%
 V.A. Relative Value Fund                0.60%
 V.A. Sovereign Investors Fund           0.60%

--------------------------------------------------------------------------------
 Sector Funds
--------------------------------------------------------------------------------
 V.A. Financial Industries Fund          0.80%
 V.A. Technology Fund                    N/A*

--------------------------------------------------------------------------------
 Income Funds
--------------------------------------------------------------------------------
 V.A. Bond Fund                          0.50%
 V.A. Money Market Fund                  0.50%
 V.A. Strategic Income Fund              0.60%

*Fund began operations May 1, 2000.

The adviser pays subadvisory fees out of its own assets and no fund is responsible for paying a fee to its subadviser.

Expense limitation The adviser may reduce its fee or make other arrangements to limit each fund's expenses to a specified percentage of average daily net assets. The adviser has agreed to limit temporarily each fund's expenses to 0.25% of average net assets, excluding management fees, at least until April 30, 2001. If annual expenses fall below this limitation at the end of any fund's fiscal year, the adviser can impose the full fee and recover any other payments up to the amount of the limitation.

--------------------------------------------------------------------------------
DIVIDENDS AND TAXES

All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in the separate accounts holding these shares. For a discussion of the tax status of your variable contract, including the tax consequences of withdrawals or other payments, refer to the prospectus of your insurance company's separate account.


20  ACCOUNT INFORMATION

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the Declaration funds. The funds' board of trustees oversees the funds' business activities and retains the services of the various firms that carry out the funds' operations.

The trustees of the Declaration funds have the power to change the funds' investment goals without shareholder or contract holder approval.

                               -------------------
                                    Variable
                                contract holders
                               -------------------

                     --------------------------------------
                               Insurance company
                               separate accounts
                     --------------------------------------

                               -------------------
                                   Declaration
                                      funds
                               -------------------

                     --------------------------------------
                                  Subadvisers

                             Independence Investment
                                Associates, Inc.
                                 53 State Street
                                Boston, MA 02109

                          American Fund Advisors, Inc.
                                1415 Kellum Place
                              Garden City, NY 11530

                          Provide portfolio management
                                to certain funds.
                     --------------------------------------

                      ------------------------------------
                               Investment adviser

                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the funds' business and
                             investment activities.
                      ------------------------------------

                     ---------------------------------------
                                   Custodians

                           Investors Bank & Trust Co.

                       State Street Bank and Trust Company

                       Hold the funds' assets, settle all
                      portfolio trades and collect most of
                         the valuation data required for
                          calculating each fund's NAV.
                     ---------------------------------------

                      ------------------------------------
                                    Trustees

                         Oversee the funds' activities.
                      ------------------------------------


                                                                 FUND DETAILS 21

For more information
--------------------------------------------------------------------------------

This prospectus should be used with the variable contract/product prospectus.

Two documents are available that offer further information on the John Hancock Declaration funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Annuity Servicing Office
529 Main St. (X-4)
Charlestown, MA 02129

By phone: 1-800-824-0335

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102 (duplicating fee required)

By electronic request: publicinfo@sec.gov (duplicating fee required)

On the Internet: www.sec.gov

SEC file number 811-07437

[LOGO] John Hancock(R)

John Hancock Funds, Inc.                                Mutual Funds
MEMBER NASD                                             Institutional Services
101 Huntington Avenue                                   Private Managed Accounts
Boston, MA 02199-7603                                   Retirement Services
                                                        Insurance Services

(C)2000 JOHN HANCOCK FUNDS, INC.                        RVA00P  11/00